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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006
                                                          --------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                     000-50962                59-3764686
           -------                     ---------                ----------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2006, the Board of Directors of Atlantic Coast Federal Corporation (the "Company") amended the Director Retirement Plan and the Supplemental Retirement Agreement of Robert J. Larison, Jr., the Company's President and Chief Executive Officer, so that both would be in compliance with Section 409A of the Internal Revenue Code. There were no other material changes to the benefits to be received by the recipients under the Director Retirement Plan or the Supplemental Retirement Agreement of Robert J. Larison, Jr. that would increase the cost to the Company.

A copy of the Director Retirement Plan, as amended, is attached as Exhibit 10.1 and a copy of the Supplemental Retirement Agreement of Robert J. Larison, Jr., as amended, is attached as Exhibit 10.2.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) SHELL COMPANY TRANSACTIONS: None

        (D) EXHIBITS:

            Exhibit 10.1: Director Retirement Plan.
            Exhibit 10.2: Supplemental Retirement Agreement of Robert J.
                          Larison, Jr.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC COAST FEDERAL CORPORATION


Date:  May 2, 2006                     By: /s/ Robert J. Larison, Jr.
                                           -------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)